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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                JANUARY 22, 2000
           ----------------------------------------------------------
                Date of Report (Date of earliest event reported)



                           HEALTHEON/WEBMD CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   0-24975              94-3236644
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(State or other jurisdiction       (Commission        (I.R.S. Employer
      of incorporation)            File Number)      Identification No.)


                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
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          (Address of principal executive offices, including zip code)


                                 (404) 495-7600
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)


           ----------------------------------------------------------
             (Former name or address, if changed since last report)


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         ITEM 5.  OTHER EVENTS

         On January 22, 2000, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Pine Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Registrant, Envoy Corporation, a Tennessee corporation ("Envoy"), Quintiles Transnational Corp., a North Carolina corporation ("Quintiles"), and QFinance, Inc., a Delaware corporation, pursuant to which Registrant will acquire Envoy.

         Pursuant to the Merger Agreement, the outstanding shares of Common Stock of Envoy will be converted into the right to receive 35,000,000 shares of Common Stock of Registrant (the "Stock Consideration") and $400,000,000 (the "Cash Consideration"). Unless Quintiles objects, Registrant may increase the amount of the Cash Consideration by up to an additional $100,000,000, in which case the Stock Consideration would be reduced by a number of shares equal to the difference between $1,800,000,000 and the Cash Consideration to be paid, divided by 40.

         The closing of the Merger is subject to customary conditions, including the expiration or early termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         The foregoing summary is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  The following exhibits are filed herewith:

                  2.1 Agreement and Plan of Merger dated as of January 22, 2000 among the Registrant, Pine Merger Corp., Envoy Corporation, Quintiles Transnational Corp. and QFinance, Inc.*

                  99.1 Text of Press Release, dated January 24, 2000, titled "Healtheon/WebMD to acquire Envoy unit from Quintiles Transnational to create the largest healthcare transaction company"

                  * Certain exhibits to, and schedules delivered in connection with, the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to supplementally furnish to the Commission a copy of any such exhibit or schedule upon request.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Healtheon/WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HEALTHEON/WEBMD CORPORATION

         Dated: January  26, 2000       By   /s/ Jack Dennison
                                          --------------------------------------
                                             Jack Dennison, Vice President and
                                             General Counsel



















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                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger dated as of January 22, 2000 among the Registrant, Pine Merger Corp., Envoy Corporation, Quintiles Transnational Corp. and QFinance, Inc.

99.1 Text of Press Release, dated January 24, 2000, titled "Healtheon/WebMD to acquire Envoy unit from Quintiles Transnational to create the largest healthcare transaction company"